EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No.'s 33-68376, 33-99852, 333- 4160, 333-32033, and 333-53285 each on Form S-3, and in
Registration Statement No.'s 33-68354, 333-27827, and 33-62653 each on Form S-8, of Industrial Holdings, Inc. of our report dated November 11, 1998 appearing in this Current Report on Form 8-K of Industrial Holdings, Inc. dated November 17, 1998.

DELOITTE & TOUCHE LLP

Houston, Texas
November 17, 1998

                                      Ex-3

            Item 14.c Exhibit 23.2 Consent of Independent Accountants

         We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (Nos. 33-68376, 33-99852, 333-4160, 333-32033, and 333- 53285) and in the Registration Statement
on Form S-8 (Nos. 33-68354, 333-27827, and 33-62653) of Industrial Holdings, Inc. of our report dated March 5, 1997 appearing on Page F-3 of this Form 8-K.


PricewaterhouseCoopers LLP

Houston, Texas
November 17, 1998

                                      Ex-4

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No.'s 33-68376, 33-99852, 333-4160, 333-32033) and in the Registration Statements on Form S-8 (No.'s 33-68354 and 333-27827) of Industrial Holdings, Inc. of our reports dated June 17, 1997, on Moores Pump and Supply, Inc. for each of the three years in the period ended April 30, 1997, included in Industrial Holdings, Inc.'s Form 8-K.


ARTHUR ANDERSEN LLP


New Orleans, Louisiana
November 17, 1998

                                      Ex-5

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Industrial Holdings, Inc.

We consent to the incorporation by reference in Registration Statement No.'s 33-68376, 33-99852, 333- 4160, 333-32033 and 333-53285, each on Form S-3, and in
Registration Statement No.'s 33-68354, 333-27827 and 333-62653, each on Form S-8, and the use in Form 8-K of Industrial Holdings, Inc. of our report dated January 22, 1998, on the financial statements of WHIR Acquisition, Inc. dba Ameritech Manufacturing, Inc.

WEINSTEIN SPIRA & COMPANY, P.C.


Houston, Texas
November 17, 1998

                                      Ex-6

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Industrial Holdings, Inc.

We consent to the incorporation by reference in Registration Statement No.'s 33-68376, 33-99852, 333- 4160, 333-32033 and 333-53285, each on Form S-3, and in
Registration Statement No.'s 33-68354, 333-27827 and 333-62653, each on Form S-8, and the use in Form 8-K of Industrial Holdings, Inc. of our report dated February 12, 1998, on the financial statements of UNITED WELLHEAD SERVICES, Inc.


KARLINS FULLER ARNOLD & KLODOSKY, P.C.

The Woodlands, Texas
November 17, 1998

                                      Ex-7

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in Registration Statement No.'s 33-68376, 33- 99852, 333-4160, 333-32033 and 333-53285, each on Form S-3, and in Registration Statement No.'s 33-68354, 333-27827 and 333-62653, each on Form S-8, and the use in Form 8-K of Industrial Holdings, Inc. of our report dated September 19, 1997, on the financial statements of GHX, Incorporated and Subsidiary.


SIMONTON, KUTAC & BARNIDGE, LLP


Houston, Texas
November 17, 1998

                                      Ex-8